U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2012

Inrad Optics, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

181 Legrand Avenue, Northvale, New Jersey	07647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 16, 2012, Inrad Optics, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2012. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure

The Company will commence mailing of its 2011 Annual Report together with its Proxy Statement to shareholders, on or about May 17, 2012. A copy of the CEO’s letter included in the Annual Report is attached hereto as Exhibit 99.2 and furnished herewith.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release dated May 16, 2012 announcing financial results for the three months ended March 31, 2012

Exhibit 99.2	CEO’s letter to Shareholders from its 2011 Annual Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 17, 2012
	By:	/s/ William J. Foote
CFO, Secretary and Treasurer